Exhibit 33.1

[LOGO] HOME LOAN
        SERVICES

      Certification Regarding Compliance with Applicable Servicing Criteria

1. Home Loan Services, Inc. ("HLS") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which HLS acted as servicer involving subprime residential mortgage loans (the "Platform") as defined in Appendix B, as of December 31, 2007, and for the period January 1, 2007 through December 31, 2007;

2.    HLS has engaged certain vendors, which are not servicers as defined in
      Item 1101(j) of Regulation AB (the "Vendors") to perform specific, limited or scripted activities, and HLS elects not to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

3. Except as set forth in paragraph 4 below, HLS used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to HLS based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. HLS has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix C hereto;

6. HLS has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix C hereto;

7. HLS has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix C hereto; and

8. Deloitte & Touche LLP, a registered public accounting firm, has issued an attestation report on HLS' assessment of compliance with the applicable servicing criteria for the Reporting Period.

February 28, 2008

                                       Home Loan Services, Inc.

                                       By:    /s/ Steven A. Baranet
                                              ----------------------------------
                                       Name:  Steven A. Baranet
                                       Title: Vice President, Investor Reporting

Loan Services
P.O. Box 1838
Pittsburgh, PA 15230-1838

[LOGO] Merrill Lynch
Home Loan Services is a subsidiary
of Merrill Lynch Bank and Trust Co., FSB                                  [LOGO]

                                                                APPENDIX A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                     INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA               SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Performed by
                                                                                 Performed      subservicer(s)         NOT
                                                                                    by           or vendor(s)      performed by
                                                                                 Vendor(s)        for which          HLS or by
                                                                  Performed      for which        HLS is NOT       subservicer(s)
                                                                  Directly      HLS is the           the           or vendor(s)
                                                                     by         Responsible       Responsible      retained by
      Reference                        Criteria                     HLS            Party            Party              HLS
-----------------------------------------------------------------------------------------------------------------------------------
                         General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)         Policies and procedures are instituted to       X
                      monitor any performance or other triggers
                      and events of default in accordance with
                      the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)        If any material servicing activities are        X
                      outsourced to third parties, policies and
                      procedures are instituted to monitor the
                      third party's performance and compliance
                      with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)       Any requirements in the transaction                                                              X
                      agreements to maintain a back-up servicer
                      for the pool assets are maintained.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)        A fidelity bond and errors and omissions        X
                      policy is in effect on the party
                      participating in the servicing function
                      throughout the reporting period in the
                      amount of coverage required by and
                      otherwise in accordance with the terms of
                      the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                        Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)         Payments on pool assets are deposited into      X                              X
                      the appropriate custodial bank accounts
                      and related bank clearing accounts no more
                      than two business days following receipt,
                      or such other number of days specified in
                      the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)        Disbursements made via wire transfer on         X
                      behalf of an obligor or to an investor are
                      made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)       Advances of funds or guarantees regarding       X
                      collections, cash flows or distributions,
                      and any interest or other fees charged for
                      such advances, are made, reviewed and
                      approved as specified in the transaction
                      agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)        The related accounts for the transaction,       X
                      such as cash reserve accounts or accounts
                      established as a form of
                      overcollateralization, are separately
                      maintained (e.g., with respect to
                      commingling of cash) as set forth in the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)         Each custodial account is maintained at a       X
                      federally insured depository institution as
                      set forth in the transaction agreements.
                      For purposes of this criterion, "federally
                      insured depository institution" with
                      respect to a foreign financial institution
                      means a foreign financial institution that
                      meets the requirements of Rule 13k-1(b)(1)
                      of the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)        Unissued checks are safeguarded so as to        X
                      prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                     INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA               SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Performed by
                                                                                 Performed      subservicer(s)         NOT
                                                                                    by           or vendor(s)      performed by
                                                                                 Vendor(s)        for which          HLS or by
                                                                  Performed      for which        HLS is NOT       subservicer(s)
                                                                  Directly      HLS is the           the           or vendor(s)
                                                                     by         Responsible       Responsible      retained by
      Reference                        Criteria                     HLS            Party            Party              HLS
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)       Reconciliations are prepared on a monthly       X
                      basis for all asset-backed securities
                      related bank accounts, including custodial
                      accounts and related bank clearing
                      accounts. These reconciliations are (A)
                      mathematically accurate; (B) prepared
                      within 30 calendar days after the bank
                      statement cutoff date, or such other
                      number of days specified in the
                      transaction agreements; (C) reviewed and
                      approved by someone other than the person
                      who prepared the reconciliation; and (D)
                      contain explanations for reconciling
                      items. These reconciling items are resolved
                      within 90 calendar days of their original
                      identification, or such other number of
                      days specified in the transaction
                      agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                         Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)         Reports to investors, including those to        A, B, & D                                        C
                      be filed with the Commission, are
                      maintained in accordance with the
                      transaction agreements and applicable
                      Commission requirements. Specifically,
                      such reports (A) are prepared in
                      accordance with timeframes and other terms
                      set forth in the transaction agreements;
                      (B) provide information calculated in
                      accordance with the terms specified in the
                      transaction agreements; (C) are filed with
                      the Commission as required by its rules
                      and regulations; and (D) agree with
                      investors' or the trustee's records as to
                      the total unpaid principal balance and
                      number of pool assets serviced by the
                      Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)        Amounts due to investors are allocated and      X
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
                      forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)       Disbursements made to an investor are           X
                      posted within two business days to the
                      Servicer's investor records, or such
                      other number of days specified in the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)        Amounts remitted to investors per the           X
                      investor reports agree with cancelled
                      checks, or other form of payment, or
                      custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------
                          Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)         Collateral or security on pool assets           X
                      is maintained as required by the
                      transaction agreements or related
                      mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)        Pool asset and related documents are                                                             X
                      safeguarded as required by the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)       Any additions, removals or                      X
                      substitutions to the asset pool are
                      made, reviewed and approved in
                      accordance with any conditions or
                      requirements in the transaction
                      agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)        Payments on pool assets, including any          X
                      payoffs, made in accordance with the
                      related pool asset documents are
                      posted to the Servicer's obligor
                      records maintained no more than two
                      business days after receipt, or such
                      other number of days specified in the
                      transaction agreements, and allocated
                      to principal, interest or other items
                      (e.g., escrow) in accordance with the
                      related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)         The Servicer's records regarding the            X
                      pool assets agree with the Servicer's
                      records with respect to an obligor's
                      unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         APPLICABLE                     INAPPLICABLE
                       SERVICING CRITERIA                           SERVICING CRITERIA               SERVICING CRITERIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Performed by
                                                                                 Performed      subservicer(s)         NOT
                                                                                    by           or vendor(s)      performed by
                                                                                 Vendor(s)        for which          HLS or by
                                                                  Performed      for which        HLS is NOT       subservicer(s)
                                                                  Directly      HLS is the           the           or vendor(s)
                                                                     by         Responsible       Responsible      retained by
      Reference                        Criteria                     HLS            Party            Party              HLS
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)        Changes with respect to the terms or            X
                      status of an obligor's pool assets
                      (e.g., loan modifications or
                      re-agings) are made, reviewed and
                      approved by authorized personnel in
                      accordance with the transaction
                      agreements and related pool asset
                      documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)       Loss mitigation or recovery actions             X
                      (e.g., forbearance plans,
                      modifications and deeds in lieu of
                      foreclosure, foreclosures and
                      repossessions, as applicable) are
                      initiated, conducted and concluded in
                      accordance with the timeframes or
                      other requirements established by the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)      Records documenting collection efforts          X
                      are maintained during the period a
                      pool asset is delinquent in accordance
                      with the transaction agreements. Such
                      records are maintained on at least a
                      monthly basis, or such other period
                      specified in the transaction
                      agreements, and describe the entity's
                      activities in monitoring delinquent
                      pool assets including, for example,
                      phone calls, letters and payment
                      rescheduling plans in cases where
                      delinquency is deemed temporary (e.g.,
                      illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)        Adjustments to interest rates or rates          X
                      of return for pool assets with
                      variable rates are computed based on
                      the related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)         Regarding any funds held in trust for           X
                      an obligor (such as escrow accounts):
                      (A) such funds are analyzed, in
                      accordance with the obligor's pool
                      asset documents, on at least an annual
                      basis, or such other period specified
                      in the transaction agreements; (B)
                      interest on such funds is paid, or
                      credited, to obligors in accordance
                      with applicable pool asset documents
                      and state laws; and (C) such funds are
                      returned to the obligor within 30
                      calendar days of full repayment of the
                      related pool assets, or such other
                      number of days specified in the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)        Payments made on behalf of an obligor                                          X
                      (such as tax or insurance payments)
                      are made on or before the related
                      penalty or expiration dates, as
                      indicated on the appropriate bills or
                      notices for such payments, provided
                      that such support has been received by
                      the Servicer at least 30 calendar days
                      prior to these dates, or such other
                      number of days specified in the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)       Any late payment penalties in                                                  X
                      connection with any payment to be made
                      on behalf of an obligor are paid from
                      the Servicer's funds and not charged
                      to the obligor, unless the late
                      payment was due to the obligor's
                      error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)      Disbursements made on behalf of an            X
                      obligor are posted within two business
                      days to the obligor's records
                      maintained by the Servicer, or such
                      other number of days specified in the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and                X
                      uncollectible accounts are recognized
                      and recorded in accordance with the
                      transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)        Any external enhancement or other             X
                      support, identified in Item
                      1114(a)(1) through (3) or Item 1115 of
                      Regulation AB, is maintained
                      as set forth in the transaction
                      agreements.
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Appendix B
                                             Home Loan Services, Inc.
                                                Servicing Platform


Securitization          Securitization (cont.)    Whole Loan
--------------          ----------------------    ----------
NCMLT 2005-01           MLFFMLT 2007-5            Lehman Brothers
FFMLT 2004-FF11         MLFFMLT 2007-H1           Merrill Lynch
FFMLT 2005-FFA          MLFFMLT 2007-6            Greenwich Capital
FFMLT 2005-FF2          MANA 2007-OAR5            HSBC
FFMLT 2005-FF3                                    Goldman Sachs
FFMLT 2005-FF4                                    Fannie Mae
SASCO 2005-S4                                     National City
FFMLT 2005-FFH3                                   First Franklin Financial Corp.
SOUNDVIEW 2005-4
FFMLT 2005-FF8
FFMLT 2005-FF9
FFMLT 2005-FF10
FFMLT 2005-FF11
FFMLT 2005-FF12
SAIL 2005-10
FFMLT 2005-FFH4
HSIASCT 2005-11
FFMLT 2006-FF1
FFMLT 2006-FF2
FFMLT 2006-FFH1
FFMLT 2006-FF3
FFMLT 2006-FF4
FFMLT 2006-FF5
FFMLT 2006-FF6
FFMLT 2006-FF7
FFMLT 2006-FF8
FFMLT 2006-FF9
FFMLT 2006-FF10
FFMLT 2006-FF12
FFMLT 2006-FF13
FFMLT 2006-FF14
FFMLT 2006-FF15
FFMLT 2006-FFA
FFMLT 2006-FF16
FFMLT 2006-FF17
FFMLT 2006-FFB
FFMLT 2006-FF18
MLMIT 2006-FF1
GSAA 2006-S1
FFMLT 2007-FF1
FFMLT 2007-FFA
FFMLT 2007-FF2
MLFFMLT 2007-1
FFMLT 2007 FFB-SS
MLFFMLT 2007-2
MLFFMLT 2007-3
FFMLT 2007-FFC
MLFFMLT 2007-4
MLFFMLT 2007-A

                                   APPENDIX C

1.    Material instances of noncompliance by HLS with respect to the platform:

      a. Item 1122 (d)(1)(i) - Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

      b. Item 1122 (d)(2)(vii) - Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are: (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements.

      c. Item 1122 (d)(4)(x)(c) - Regarding any funds held in trust for an obligor (such as escrow accounts): (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

2. Remediation efforts related to material instance of noncompliance by HLS with respect to the platform:

      a. With respect to the criteria set forth in paragraph 1.a. above, monthly reporting and quarterly review processes were established in April 2007 and maintained throughout the remainder of the year. No subsequent exceptions were noted.

      b. With respect to the criteria set forth in paragraph 1.b. above, bank reconciliations were completed within the 30 day period; however, preparers sign-off did not occur until the 31st day. This exception was noted in the first six months of 2007. Processes were revised with no subsequent findings in the second half of 2007.

      c. With respect to the criteria set forth in paragraph 1.c. above, funds held in escrow on two accounts were not returned within 30 days of loan payoff. Processes have been revised to ensure for future compliance.

3.    Material instances of noncompliance by Vendors with respect to the
      Platform:

      a. Item 1122 (d)(4)(xii) - Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

4. Remediation efforts related to material instance of noncompliance by Vendor respect to the platform:

      a. With respect to the criteria set forth in paragraph 3.a. above, practices and procedures to capture information necessary to assess compliance were implemented as of January 1, 2008 by Assurant Specialty Property.

5. No material deficiencies in HLS policies and procedures to monitor Vendors were identified.

6. Remediation efforts related to material deficiencies in HLS policies and procedures to monitor Vendors - Not Applicable.